Exhibit 10.16

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***]

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO DEVELOPMENT, MANUFACTURING AND

SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of October 19, 2016 by and between Alkermes Pharma Ireland Limited, a private limited company organized and existing under the laws of the Republic of Ireland (“Alkermes”), and Recro Pharma, Inc., a corporation organized and existing under the laws of Pennsylvania (“Recro”), Recro and Alkermes are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS, Alkermes and Recro entered into that certain Development, Manufacturing and Supply Agreement on July 10, 2015 (the “Agreement”);

WHEREAS, in connection with Alkermes’ manufacturing and supply of BC Parenteral Meloxicam pursuant to the Agreement, the Parties are contemplating constructing a Manufacturing Suite (as defined below);

WHEREAS, the Parties desire to amend the terms of the Agreement as set forth herein to provide for the allocation of costs and expenses related to a portion of the design of the Manufacturing Suite; and WHEREAS, in the event the Parties agree to progress with further design and construction of the Manufacturing Suite the Parties shall further amend the terms of the Agreement to provide for the allocation of costs and expenses related to such further design and construction.

AGREEMENT:

Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Alkermes and Recro agree as follows:

Article 1

Definitions

1.1    All capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

Article 2

Amendments to Agreement

2.1    Article 5 of the Agreement is hereby amended by adding the following new Section 5.8:

“5.8 Manufacturing Suite. Notwithstanding any other provision in this Agreement: The Parties are designing a manufacturing suite and related equipment at the Alkermes Facility for the manufacture

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***]

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

and supply of BC Parenteral Meloxicam under the terms of this Agreement (the “Manufacturing Suite”). From the date of this Amendment until December 16, 2016, when Recro shall notify Alkermes as to whether Recro wishes to enter into an additional amendment to the Agreement in respect of further design and construction of the Manufacturing Suite and allocation of costs and expenses related to same (the “Second Amendment”), it is hereby agreed that Alkermes shall procure basis of design services in respect of the Manufacturing Suite (the “Basis of Design Services”). In the event Recro notifies Alkermes, in accordance with this Amendment, that Recro wishes to enter into the Second Amendment, Alkermes shall continue to procure the Basis of Design Services up to the Basis of Design Cost (as hereinafter defined). In the event Recro notifies Alkermes, in accordance with this Amendment, that Recro does not wish to enter into the Second Amendment Alkermes shall cease procurement of the Basis of Design Services. In either of the aforementioned events, Recro agrees to pay for [***]% of the costs of the Basis of Design Services in a total amount not to exceed $[***], unless otherwise agreed by the Parties in writing (to include e-mail) (the “Basis of Design Cost”). [***]. Alkermes shall grant Recro a credit in respect of an agreed portion of the Basis of Design Cost against Recro’s future capital obligations related to the further design and construction of the Manufacturing Suite only.

General

2.2    No Other Amendments. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of either Party under the Agreement, or alter, modify, amend or in any way affect any of the other terms, obligations or covenants contained in the Agreement, all of which shall continue in full force and effect.

2.3    Miscellaneous Provisions. This Amendment shall be subject to the miscellaneous provisions contained in Article 13 of the Agreement, which are incorporated by reference herein, in each case, mantis mutandi.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***]

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the date set forth above.

ALKERMES PHARMA IRELAND LIMITED

By:	/s/ Richie Paul
(Signature)

Name:	Richie Paul

Title:	Director

RECRO PHARMA, INC.

By:	/s/ Gerri Henwood
(Signature)

Name:	Gerri Henwood

Title:	CEO

[Signature Page to First Amendment to Development, Manufacturing and Supply Agreement]